^
                          	 Diamond Hill
                                 ------------
                                 Investments


FOR IMMEDIATE RELEASE:
					Investor Contact:
					James F. Laird-Chief Financial Officer
					614-255-3353 (jlaird@diamond-hill.com)

DIAMOND HILL INVESTMENT GROUP, INC.
REPORTS RESULTS FOR SECOND QUARTER 2010

	Columbus, Ohio - August 6, 2010 - Diamond Hill Investment Group, Inc. (NASDAQ:DHIL) today reported unaudited results for the quarter ended June 30, 2010. The operating results for the second quarter of 2010 are summarized in the following paragraphs; however, the company urges investors to read Form 10-Q in addition to this release. The limited information that follows is not adequate for making an informed investment judgment. For this reason, whenever possible, the company will post earnings and the associated Form 10-Q on a Friday afternoon so that investors have a maximum amount of time to digest the information contained therein.

Revenue increased 43% to $13.7 million for the second quarter of 2010 compared to the second quarter of 2009. Net operating income was $4.1 million for the quarter an increase of 62% compared to the second quarter of 2009. Net income for the quarter was $1.8 million, or $0.66 per diluted share, compared to net income of $4.3 million, or $1.66 per diluted share, in the second quarter of 2009. During the three months ended June 30, 2010, the corporate investment portfolio had a negative return of $1.2 million compared to a positive return of $4.0 million for the three months ended June 30, 2009. U.S. equity markets declined broadly in the quarter with the S&P 500 down 12% whereas in the second quarter of 2009 U.S. equity markets were sharply higher with the S&P 500 up 15%.

Ric Dillon, president and chief investment officer stated, "Our primary business objective is to fulfill our fiduciary responsibility to our clients by achieving excellent long term investment returns. I am pleased that our strategies have generally outperformed their benchmarks over the past five years."

Jim Laird, chief financial officer, stated, "New client investments for the second quarter of 2010 totaled $322 million compared to the second quarter of 2009 when we saw inflows of $132 million. Our distribution focus is unchanged."

					     Three Months Ended June 30,
			                    2010	    2009	Change
Revenue				        $13,754,235 	$ 9,592,832	 43%
    Net operating income		  4,101,913 	  2,531,337 	 62%
    Operating margin		     	    30%	     	    26%
    Operating margin -
	excluding Beacon Hill		    32%		    29%
Investment return			 -1,183,703   	  4,031,896	 nm
Net income 		 		  1,829,858 	  4,315,495	-58%
Earnings per share - diluted		   $0.66	   $1.66 	-60%

					     Six Months Ended June 30,
			                    2010	    2009	Change
Revenue				        $27,145,143 	$18,477,167	 47%
    Net operating income		  8,030,517 	  4,659,954 	 72%
    Operating margin		     	    30%	     	    25%
    Operating margin -
	excluding Beacon Hill		    32%		    29%
Investment return			   -938,786   	  2,453,045	 nm
Net income 		 		  4,500,178 	  4,667,728	 -4%
Earnings per share - diluted		   $1.64	   $1.82	-10%

			  			    As Of
                             	 June 30, 	 December 31, 	    June 30,
				   2010		    2009	      2009
Assets under management
  (millions)		  	   $6,482	      $6,283 	       $4,733
Book value per share (a)	   $12.36 	      $ 8.58 	       $17.27
Total outstanding shares	2,777,177	   2,677,577 	    2,612,214

(a) - A $10 per share special dividend was declared and paid in December 2009 and October 2008.

Beacon Hill Fund Services - During the three months ended June 30, 2010, Beacon Hill generated an operating loss of $205 thousand on revenue of $402 thousand compared to an operating loss of $249 thousand on revenue of $187 thousand for the three months ended June 30, 2009. During the six months ended June 30, 2010, Beacon Hill generated an operating loss of $434 thousand on revenue of $783 thousand compared to an operating loss of $629 thousand on revenue of $291 thousand for the six months ended June 30, 2009. The Company expects Beacon Hill to generate an operating profit in the fourth quarter of 2010.

Assets Under Management - As of June 30, 2010, assets under management totaled $6.5 billion, a 37% increase in comparison to June 30, 2009. The following is a roll-forward of AUM activity for the six months ended June 30, 2010 and 2009:
						Change in Assets Under Management
					       For the Six Months Ended June 30,
(in millions)						2010		2009
AUM at beginning of the period		       	       $6,283 	       $4,510
Net cash inflows (outflows)
	mutual funds	 				  439		 (269)
	separate accounts	 		  	  290 	 	  343
	private investment funds	 	 	   (0)	 	  (38)
		 				  	  729 	 	   36
Net market appreciation (depreciation) and income	 (530) 	 	  187
Increase during the period		 		  199 	 	  223
AUM at end of the period		 	       $6,482 	       $4,733

About Diamond Hill:
Diamond Hill provides investment management services to institutions and financial intermediaries seeking to preserve and build capital. The firm currently manages mutual funds, separate accounts and private investment funds. For more information on Diamond Hill, visit www.diamond-hill.com.


Use of Supplemental Data as Non-GAAP Performance Measure
Net Operating Income After Tax

As supplemental information, we are providing performance measures that are based on methodologies other than generally accepted accounting principles ("non-GAAP") for "Net Operating Income After Tax" that management uses as benchmarks in evaluating and comparing the period-to-period operating performance of Diamond Hill Investment Group, Inc. (the "Company") and its subsidiaries.

The Company defines "net operating income after tax" as the Company's net operating income less income tax provision excluding investment return and the tax impact related to the investment return. The Company believes that "net operating income after tax" provides a good representation of the Company's operating performance as it excludes the impact of investment return on financial results. The amount of the investment portfolio and market fluctuations on the investments can fluctuate significantly from one period to another, as seen over the past year, which can distort the underlying earnings potential of a company. We also believe "net operating income after tax" is an important metric in estimating the value of an asset management business. This measure is provided in addition to net income and net operating income and is not a substitute for net income or net operating income and may not be comparable to non-GAAP performance measures of other companies.


  		 			       Three Months Ended June 30,
						   2010		  2009
Net Operating Income, GAAP basis 		$4,101,913     $2,531,337
Non-GAAP Adjustments:
  Tax Provision excluding impact
    of Investment Return 		 	 1,529,816 	  866,918
Net operating income after tax,
  non-GAAP basis 	 			 2,572,097	1,664,419

Net operating income after tax per
  diluted share, non-GAAP basis    		     $0.93 	    $0.64

Diluted weighted average shares outstanding,
  GAAP basis 		 			 2,774,318	2,602,637

		 			        Six Months Ended June 30,
						   2010		  2009
Net Operating Income, GAAP basis 		$8,030,517     $4,659,954
Non-GAAP Adjustments:
  Tax Provision excluding impact
    of Investment Return 		 	 2,702,740	1,601,976
Net operating income after tax,
  non-GAAP basis 	 			 5,327,777 	3,057,978

Net operating income after tax per
  diluted share, non-GAAP basis    		     $1.94	    $1.20

Diluted weighted average shares outstanding,
  GAAP basis 		 			 2,748,775	2,558,119

The Company's management does not promote that investors consider the above non-GAAP financial measures alone, or as a substitute for, financial information prepared in accordance with GAAP.

----------------------------------------
Throughout this press release, the Company may make forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to such matters as anticipated operating results, prospects for achieving the critical threshold of assets under management, technology developments, economic trends (including interest rates and market volatility), expected transactions and acquisitions and similar matters. The words "believe," "expect," "anticipate," "estimate," "should," "hope," "seek," "plan," "intend" and similar expressions identify forward-looking statements that speak only as of the date thereof. While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and accordingly, the actual results and experiences of the Company could differ materially from the anticipated results or other expectations expressed by the Company in its forward-looking statements. Factors that could cause such actual results or experiences to differ from results discussed in the forward-looking statements include, but are not limited to: the adverse effect from a decline in the securities markets;
a decline in the performance of the Company's products; changes in interest rates; a general or prolonged downturn in the economy; changes in government policy and regulation, including monetary policy; changes in the Company's ability to attract or retain key employees; unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulatory organizations; and other risks identified from time-to-time in the Company's other public documents on file with the U.S. Securities and Exchange Commission.

					###

            325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215
                         614-255-3333  info@diamond-hill.com